UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496
                                                     ----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2013
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2013

                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                  INCOME FUND

MACQUARIE                        FOUR CORNERS                        FIRST TRUST
                              CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statements of Changes in Net Assets.......................................... 14
Statement of Cash Flows...................................................... 15
Financial Highlights......................................................... 16
Notes to Financial Statements................................................ 17
Additional Information....................................................... 23


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund").

The report you hold contains detailed information about your investment, a portfolio commentary from the Fund's management team that provides a recap of the period, a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 16.43% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance. As I have written many times, First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF MAY 31, 2013 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  MFD
Common Share Price                                              $15.75
Common Share Net Asset Value ("NAV")                            $16.30
Premium (Discount) to NAV                                        (3.37)%
Net Assets Applicable to Common Shares                    $139,122,357
Current Quarterly Distribution per Common Share (1)            $0.3500
Current Annualized Distribution per Common Share               $1.4000
Current Distribution Rate on Closing Common Share Price (2)       8.89%
Current Distribution Rate on NAV (2)                              8.59%
----------------------------------------------------------------------

----------------------------------------------------------------------
           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
----------------------------------------------------------------------
            Common Share Price    NAV
5/12        13.80                 14.36
            13.60                 14.20
            13.89                 14.58
            14.30                 14.76
6/12        14.67                 14.77
            14.73                 15.34
            15.27                 15.16
            15.40                 15.43
            15.45                 15.54
7/12        15.62                 15.74
            15.56                 15.82
            15.90                 15.75
            15.80                 16.10
            15.39                 15.81
8/12        15.81                 15.83
            15.81                 16.16
            16.08                 16.53
            16.08                 16.47
9/12        15.82                 16.20
            16.00                 16.50
            15.67                 16.26
            15.64                 16.35
10/12       15.54                 16.20
            15.48                 16.12
            14.96                 15.76
            14.08                 15.53
            14.92                 15.75
11/12       14.84                 15.91
            14.59                 15.84
            14.78                 16.01
            15.20                 16.14
12/12       15.01                 15.99
            15.35                 16.43
            15.76                 16.50
            15.98                 16.48
1/13        16.20                 16.70
            16.05                 16.82
            16.02                 16.56
            16.28                 16.44
2/13        15.98                 16.17
            16.05                 16.04
            16.23                 16.22
            16.11                 16.30
            16.33                 16.58
3/13        16.12                 16.65
            16.10                 16.64
            16.48                 17.01
            16.47                 16.76
4/13        16.49                 17.13
            17.30                 17.40
            16.78                 17.29
            17.19                 17.31
            16.21                 16.78
5/13        15.75                 16.30


---------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                          -------------------------------------
                                                                                                 Inception
                                        6 Months Ended     1 Year Ended     5 Years Ended       (3/25/2004)
                                          5/31/2013         5/31/2013         5/31/2013         to 5/31/2013
FUND PERFORMANCE (3)
NAV                                          7.00%            24.02%            1.56%              9.15%
Market Value                                10.84%            24.69%           -0.02%              8.19%

INDEX PERFORMANCE
S&P 500 Utilities Total Return Index         8.94%             9.47%            2.50%              9.21%
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
National Grid plc                                5.6%
Transurban Group                                 5.6
GDF Suez                                         4.7
Scottish and Southern Energy plc                 4.2
Centrica plc                                     3.7
El Paso Pipeline Partners, L.P.                  3.1
Enbridge, Inc.                                   3.1
Fraport AG Frankfurt Airport Services
  Worldwide                                      2.9
Enterprise Products Partners, L.P.               2.7
TransCanada Corp.                                2.6
-----------------------------------------------------
                                     Total      38.2%
                                               ======


-----------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------
Oil, Gas & Consumable Fuels                     20.1%
Multi-Utilities                                 17.2
Transportation Infrastructure                   13.5
Electric Utilities                               8.7
Independent Power Producers & Energy Traders     6.7
Health Care Providers & Services                 6.4
Wireless Telecommunication Services              5.8
Media                                            5.8
Water Utilities                                  4.3
Road & Rail                                      3.3
Diversified Telecommunication Services           2.8
Construction & Engineering                       2.6
Gas Utilities                                    2.4
Energy Equipment & Services                      0.4
-----------------------------------------------------
                                     Total     100.0%
                                               ======

-----------------------------------------------------
                                           % OF TOTAL
COUNTRY                                   INVESTMENTS
-----------------------------------------------------
United States                                   45.3%
United Kingdom                                  17.9
Canada                                           9.3
Australia                                        8.2
France                                           7.8
Germany                                          4.1
Italy                                            2.1
Japan                                            1.9
Spain                                            1.7
Switzerland                                      1.7
-----------------------------------------------------
                                     Total     100.0%
                                               ======


(1) Most recent distribution paid or declared through 5/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2013


                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the Sub-Advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within the Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.2 billion of assets as of May 31, 2013, in MFG's Infrastructure Securities portfolios, which include the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners managed over $1.7 billion of assets as of May 31, 2013, with an emphasis on Senior Loans. Four Corners is a subsidiary of Delaware Asset Advisers, a series of Delaware Management Business Trust ("Delaware"), which is also a wholly-owned subsidiary of Macquarie. Delaware managed over $180 billion in assets across all major asset classes as of May 31, 2013.

MFG is Macquarie's fund management business. MFG is Australia's largest asset manager and a top 40 asset manager globally, with over USD $350 billion in assets under management as of March 31, 2013. MFG is a full-service asset manager, offering a diverse range of products including securities investment management, infrastructure and real estate asset management, and fund and equity-based structured products.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY FELTON, CFA
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

JONATHON ONG, CFA
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

ADAM H. BROWN, CFA
PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

Global equities continued the positive trend in the six-month period covered by this report, despite concerns over weak economic growth, ongoing U.S. fiscal uncertainty and another flare-up in the Eurozone debt crisis.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

In the first half of the period, the developed equity markets were supported by a decent fourth quarter earnings season and commitment from policymakers in the major economies to rekindle growth in the global economy, thereby supporting the fundamental recovery in investor risk appetite. The U.S. Federal Reserve Bank remained supportive of the economy and investment markets, with quantitative easing continuing at USD $85 billion a month. Similarly, in the UK and Japan the respective central banks signaled their commitment to policies aimed at meaningfully reflating economic activity. The Bank of Japan's announcement of a 2% inflation target and an open-ended quantitative easing (QE) program represents a clear shift to a more aggressive reflationary path, with the government looking for a fall in the yen. This policy change led to very strong gains in Japanese asset markets over the period.

In the key emerging markets, both India and China also demonstrated a clear policy priority in terms of the promotion of more robust and broadly-based economic activity.

Despite the strong performance of the equity markets, continued volatility in commodity prices and the sharp fall in precious metal prices have reinforced the need for global policymakers to remain vigilant in terms of destabilizing deflation episodes rather than being concerned about a "liquidity inspired" inflationary surge. Persistently high output gaps in the Eurozone economies, the gradual but ongoing drag on U.S. growth from the sequestration measures and continuing consumer price deflation in Japan all highlight the need for ongoing steps to bolster growth. Concerns also emerged at the end of the period about the longevity and magnitude of the U.S. Federal Reserve's QE program, which saw equity markets finish the period off their highs.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown on the performance table, MFD's net asset value ("NAV") total return1 for the period was 7.00%, trailing the 8.94% return of the S&P 500 Utilities Total Return Index (the "Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers an appropriate frame of reference.

In our view, there were a number of factors driving the Core Component's contribution to the Fund's NAV total return during the period.

The positive contributors were:

      o The strong performance of energy pipeline stocks, particularly in the U.S. and Canada;

      o     The solid performance of the Toll Roads sector; and

      o     The good performance of the Water sector.

The negative contributors were:

      o     The strength of the U.S. dollar against major currencies; and

      o The weakness of integrated electric utilities stocks, offset by the strength of regulated electric utilities, electricity transmission and electricity and gas distribution stocks.

These factors are discussed in further detail below.

Pipelines

Pipeline stocks contributed significantly to the Fund's total return, led in the U.S. by several Master Limited Partnerships. The strong performance was driven by a number of expansion projects being completed and new projects announced, supporting continued earnings and distribution growth. Magellan Midstream Partners was up strongly after announcing a distribution increase and incremental organic growth projects. Enterprise Products Partners and El Paso Pipeline Partners both performed well after reporting results that beat market expectations, driven by recently completed expansion projects going into service. Williams Co. announced an attractive expansion project connecting the Marcellus and Utica shale plays in the Northeast U.S. with export markets on the Gulf Coast. Enagas benefited from the fall in Spanish bond yields and a decrease in concerns about regulatory risks.

-------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

The sector fell in May after a period of solid returns, as the rise in U.S. bond yields led some yield-focused investors to rotate out of the sector. Our visits to a large number of companies in the U.S. and Canada during May confirmed our investment thesis for the North American energy sector and confirmed our belief that the portfolio's infrastructure stock holdings are very well positioned. We believe the developments in this sector are "game changing" in nature and will require significant investment in energy infrastructure over many years, thereby providing very attractive organic growth opportunities for incumbent infrastructure owners.

Toll Roads

The Toll Roads sector performed strongly, led by Abertis Infraestructuras and Vinci. Abertis benefited from a further reduction in Spanish bond yields and the prospect of a successful resolution of the strategic review of its airport assets, with the initial sale of Cardiff Airport. Vinci rallied after winning the auction to acquire ANA, which holds a fifty-year concession for ten Portuguese airports. It also reported 1Q revenue ahead of expectations.

One of the Fund's largest holdings, Transurban, announced a potential new project which will see it have a 50% stake in a road that would connect a major freeway to the north of Sydney with its existing road network. This potential transaction is in-line with our expectations and highlights both the attractive "option value" in Transurban's road portfolio, which sees it well-positioned to be involved in attractive expansion opportunities and the board's commitment to only undertake projects that are in the interests of shareholders. Atlantia, however, underperformed due to ongoing weak traffic, political uncertainty after elections held in February, and some uncertainty regarding the strategic rationale for an announced merger with the operator of Rome's airport, Gemina.

Water

The Water sector performed well. In the UK, Severn Trent was up strongly after receiving a preliminary takeover offer from a consortium of unlisted infrastructure investors. A formal bid, if one was to be made, was required by June 11. (A formal bid was not made and the stock fell back in mid-June, prior to which the Fund had sold most of its position.) The sector also benefited from increased inflation expectations in the UK. Inflation protection is one of the attractive characteristics of the UK water companies and is provided by means of an explicit linkage to inflation in the tariff setting mechanism.

The U.S. Dollar

As the Fund was not hedged for currency, the strength of the U.S. dollar detracted from the Fund's return during the period. The U.S. dollar appreciated by 9%, 5% and 4% against the Australian dollar, the British pound and the Canadian dollar, respectively. Altogether, investments in these three currencies comprised around 32% of the Core Component of the Fund (as at period end). The U.S. dollar remains relatively unchanged against the Euro.

Utilities

GDF Suez, a French integrated utility, underperformed amidst the backdrop of an unfavorable operating environment of weak demand and soft power prices in the sluggish European economy. Southern Co. in the U.S. was weak as upcoming rate cases, higher U.S. Treasury yields and higher than expected capital costs for a new coal-to-gas generation plant dented sentiment.

By contrast, regulated utilities businesses such as Electricity and Gas Distribution and Transmission entities outperformed the broader Infrastructure sector. They continued to benefit from their defensive nature and, in some cases, higher yield.

In the Electricity and Gas Distribution sector, Centrica in the UK performed well due to its ongoing share repurchase program as well as the signing of a significant LNG supply contract in North America towards the end of the period. Tokyo Gas benefited from the strength of the broader Japanese equity market, having reported earnings in line with expectations.

Electricity Transmission companies also performed well. National Grid in the UK accepted the proposed terms under the RIIO (a new performance-based model to set price controls) regulatory framework (to apply from the next financial year 2013/14) which are expected to be beneficial to the company. It also announced a new policy targeting dividend growth of at least inflation for the foreseeable future. Red Electrica benefited from lower Spanish bond yields and reported 1Q results in-line with expectations.

PORTFOLIO COMPOSITION

As of May 31, 2013, the Fund's Core Component was well diversified across 33 positions in global infrastructure stocks, representing 10 countries and 14 sectors. During the period, the main increases in the Fund's weightings were in Multi-Utilities and Oil Gas & Consumable Fuels, while the weightings in Transportation Infrastructure and Electric Utilities were reduced. Sector changes were driven by bottom-up stock selection.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost. As floating-rate debt instruments' interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximate 60 to 90 day lag.

The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P LSTA Leveraged Loan Index ("Senior Loan Index"). The average rating in the Senior Loan Component is BB- vs. the average Senior Loan Index rating of between B+ and BB-.

The Senior Loan Index posted a 3.7% return for the six months ended May 31, 2013. Lower-rated loans outperformed during that period, with BB-rated loans returning 2.3%, single B-rated loans returning 3.6% and CCC-rated loans outperforming, returning 12.1%. The Senior Loan Component returned 2.7% during the six-month period, which is slightly higher than the BB-rated Senior Loan Index return.

Index returns were strong and relatively evenly dispersed from December 2012 through May 2013. Loan market strength was seemingly driven by positive investor sentiment across the capital markets, extremely low default rates, strong technical conditions, and an absence of outside shocks. Loan market inflows were strong, with approximately $44 billion of CLO issuance and $29 billion of retail loan mutual fund inflows for the six-month period ended May 31, 2013.

We believe fundamentals continue to be strong. Among Senior Loan Index issuers that file publicly, first quarter 2013 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) grew 7% year over year, versus 8% EBITDA growth in the fourth quarter 2012. Solid cash flow generation contributed to a Senior Loan Index default rate of 1.4% for the twelve-month period ended May 2013.

While we believe bank loans are a good relative value investment given generally conservative balance sheet management by the issuers in the loan market and historically low default risk, spreads could widen because of broader capital markets risk aversion impacting the bank loan and fixed-income markets.

PERFORMANCE RELATIVE TO THE INDEX

The Index is a broad barometer of the performance of U.S. utility stocks only (but does not include a broad range of infrastructure sectors). By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

The Fund underperformed the Index mainly due to the appreciation of the U.S. dollar, as the Fund does not hedge its currency exposures. All of the Index's investments are in the U.S., while approximately 45% of the Fund's investments are in the U.S. at period end. In addition, the Fund had exposure to a broad range of Infrastructure sectors in the Core Component, a number of which underperformed U.S. utilities. The Fund's Senior Loan Component also underperformed the Index.

One of the factors impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

DISTRIBUTIONS

During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.70 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

Global equity markets have posted three consecutive quarters of strong positive returns as they continued to focus on the positives and downplay a number of negative economic and political issues. While we believe the global economic outlook is improving, led by the U.S. and China, the developments in Cyprus earlier this year were a reminder of the breadth and depth of

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

the European debt problem, the response to which is likely to inhibit European economic performance for some years. Concerns also exist around the longevity of the QE programs, which are inherently unstable given the large amounts of liquidity being pumped into financial systems.

We expect stock and bond markets will be closely influenced in the near term by statements from the U.S. Federal Reserve Bank as policymakers refine their preferred strategy for the eventual wind back of the QE program. From a fundamental perspective, we believe the medium-term performance of asset markets should be driven more by the durability of real economic activity in a post-QE environment.

Investors continue to seek yield as interest rates remain low around the world. We believe the Infrastructure sector is well positioned in this environment. There are many infrastructure companies with both sustainable dividends and the potential for dividend growth.

The news in relation to Transurban and Severn Trent highlights the quality inherent in the Fund's portfolio. Severn Trent is a quality company trading at a discount to its fundamental value which is seen as very attractive by unlisted infrastructure investors. The takeover interest in Severn Trent supports our view that if listed infrastructure is underpriced by the market, it will attract unlisted investors who are willing to buy these valuable assets at higher prices.

Transurban is a company with good management and a clear focus on shareholder returns that is able to negotiate with the government to deliver a proposal for a relatively low risk, attractive addition to its high quality Sydney road network. These are two examples of the stocks in the portfolio that we expect will be able to deliver the relatively stable and predictable cash flows that are attractive for infrastructure investors.

The Core Component of the Fund holds what we believe are high quality income-generating stocks, diversified primarily across the transportation, utilities and pipelines sectors. We believe that the portfolio is well positioned to benefit from several themes we have identified.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS
MAY 31, 2013 (UNAUDITED)

   SHARES                                             DESCRIPTION                                              VALUE
------------  -------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (a) - 79.2%

              AUSTRALIA - 10.4%
     961,414  Asciano Group (b) .........................................................................  $   4,606,935
   1,503,220  Transurban Group (b) ......................................................................      9,915,490
                                                                                                           -------------
                                                                                                              14,522,425
                                                                                                           -------------
              CANADA - 11.8%
     125,600  Enbridge, Inc..............................................................................      5,448,017
     195,571  Northland Power, Inc.......................................................................      3,497,358
      91,033  Pembina Pipeline Corp......................................................................      2,846,675
     100,937  TransCanada Corp...........................................................................      4,630,397
                                                                                                           -------------
                                                                                                              16,422,447
                                                                                                           -------------
              FRANCE - 9.9%
      29,929  Eutelsat Communications S.A. (b) ..........................................................        929,033
     403,533  GDF Suez (b) ..............................................................................      8,229,721
      89,578  Vinci S.A. (b) ............................................................................      4,593,988
                                                                                                           -------------
                                                                                                              13,752,742
                                                                                                           -------------
              GERMANY - 5.2%
      86,104  Fraport AG Frankfurt Airport Services Worldwide (b) .......................................      5,067,068
      90,557  Hamburger Hafen Und Logistik AG (b) .......................................................      2,200,091
                                                                                                           -------------
                                                                                                               7,267,159
                                                                                                           -------------
              ITALY - 2.7%
     224,294  Atlantia SpA (b) ..........................................................................      3,819,463
                                                                                                           -------------
              JAPAN - 2.5%
     415,000  Tokyo Gas Co., Ltd. (b) ...................................................................      2,231,414
      29,500  West Japan Railway Co. (b) ................................................................      1,226,888
                                                                                                           -------------
                                                                                                               3,458,302
                                                                                                           -------------
              SPAIN - 2.2%
      81,469  Enagas S.A. (b) ...........................................................................      2,036,592
      18,795  Red Electrica Corp. S.A. (b) ..............................................................        999,326
                                                                                                           -------------
                                                                                                               3,035,918
                                                                                                           -------------
              SWITZERLAND - 2.1%
       6,003  Flughafen Zuerich AG (b) ..................................................................      2,950,139
                                                                                                           -------------
              UNITED KINGDOM - 22.7%
   1,148,209  Centrica plc (b) ..........................................................................      6,603,050
     836,910  National Grid plc (b) .....................................................................      9,951,276
     305,994  Pennon Group plc (b) ......................................................................      3,161,111
     313,722  Scottish and Southern Energy plc (b) ......................................................      7,363,971
     145,734  Severn Trent plc (b) ......................................................................      4,525,203
                                                                                                           -------------
                                                                                                              31,604,611
                                                                                                           -------------
              UNITED STATES - 9.7%
      25,900  Duke Energy Corp...........................................................................      1,733,487
      61,200  PG&E Corp..................................................................................      2,748,492
      35,500  Sempra Energy .............................................................................      2,886,150
      63,300  Southern Co................................................................................      2,778,870

Page 8                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013 (UNAUDITED)

   SHARES/
    UNITS                                             DESCRIPTION                                              VALUE
------------  -------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (a) (CONTINUED)

              UNITED STATES (CONTINUED)
      36,300  Spectra Energy Corp........................................................................  $   1,109,691
      62,400  Williams Cos., Inc.........................................................................      2,195,232
                                                                                                           -------------
                                                                                                              13,451,922
                                                                                                           -------------

              TOTAL COMMON STOCKS .......................................................................    110,285,128
              (Cost $104,482,957)                                                                          -------------


 MASTER LIMITED PARTNERSHIPS (a) - 13.6%

              UNITED STATES - 13.6%
     133,594  El Paso Pipeline Partners, L.P.............................................................      5,489,378
      94,500  Enbridge Energy Partners, L.P..............................................................      2,788,695
      24,788  Energy Transfer Equity, L.P................................................................      1,416,882
      81,777  Enterprise Products Partners, L.P..........................................................      4,856,736
      83,277  Magellan Midstream Partners, L.P...........................................................      4,329,571
                                                                                                           -------------

              TOTAL MASTER LIMITED PARTNERSHIPS .........................................................     18,881,262
              (Cost $14,941,994)                                                                           -------------


  PRINCIPAL                                                                                     STATED
    VALUE                               DESCRIPTION                              RATE (c)    MATURITY (d)      VALUE
------------  ----------------------------------------------------------------  -----------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 34.4%

              UNITED STATES - 34.4%
$  1,914,265  AES Corp., Term Loan B .........................................     3.75%       05/27/18        1,931,972
   2,809,303  Bresnan Communications, LLC, Term Loan B .......................     4.50%       12/14/17        2,811,944
   1,600,000  Calpine Construction Finance Co., Term Loan ....................     3.00%       05/01/20        1,588,400
   1,462,594  Calpine Corp., Term Loan B1 ....................................     4.00%       04/01/18        1,474,222
     491,250  Calpine Corp., Term Loan B2 ....................................     4.00%       04/01/18          495,155
   2,496,196  Cequel Communications Holdings I, LLC, Term
                 Loan B ......................................................     3.50%       02/14/19        2,505,033
   2,859,575  CHS/Community Health Systems, Inc., Extended
                 Term Loan ...................................................  3.77%-3.78%    01/25/17        2,880,708
   3,258,750  Crown Castle Operating Co., Term Loan B ........................     3.25%       01/31/19        3,266,506
   1,500,000  DigitalGlobe, Inc., Term Loan B ................................     3.75%       01/31/20        1,508,250
     405,000  Energy Transfer Equity, L.P., Term Loan B ......................     3.75%       03/26/17          408,544
     979,153  EquiPower Resources Holdings, LLC, Term
                 Loan B ......................................................     5.50%       12/21/18          985,272
   3,447,027  HCA, Inc., Term Loan B-5 .......................................     3.03%       03/31/17        3,458,333
   2,940,131  IASIS Healthcare Corp., Term Loan B2 ...........................     4.50%       05/03/18        2,948,393
   1,784,980  Intelsat Jackson Holdings S.A., Term Loan B ....................     4.25%       04/02/18        1,795,583
   1,500,000  La Frontera Generation, LLC, Term Loan .........................     4.50%       09/30/20        1,511,250
   2,900,000  Level 3 Financing, Inc., Term Loan B ...........................     4.75%       08/01/19        2,920,851
   1,960,063  NRG Energy, Inc., Term Loan B ..................................     3.25%       07/01/18        1,947,146
     731,250  Offshore Group Investment Limited ..............................     6.25%       10/25/17          738,109
   1,000,000  Panda Temple Power II, LLC, Term Loan ..........................     7.25%       03/28/19        1,021,250
     200,000  TW Telecom Holdings, Inc., Term Loan B .........................     2.70%       04/05/20          200,700
   1,324,144  UPC Broadband Holdings, B.V., Term Loan ........................     3.25%       06/30/21        1,322,674

                        See Notes to Financial Statements                 Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                               DESCRIPTION                              RATE (c)    MATURITY (d)      VALUE
------------  ----------------------------------------------------------------  -----------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              UNITED STATES (CONTINUED)
$  1,945,682  Vanguard Health Systems, Inc., Term Loan B .....................     3.75%       01/29/16    $   1,963,680
   2,594,494  Wide Open West Finance, LLC, Term Loan B .......................     4.75%       03/27/19        2,612,344
     992,500  Windstream Corp., Term Loan B-3 ................................     4.00%       08/08/19        1,000,877
   2,493,750  Windstream Corp., Term Loan B-4 ................................     3.50%       01/08/20        2,501,555
   1,989,975  Zayo Group, LLC, Term Loan .....................................     4.50%       07/02/19        2,002,094
                                                                                                           -------------

              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS .................................................     47,800,845
              (Cost $47,503,300)                                                                           -------------

              TOTAL INVESTMENTS - 127.2% ................................................................    176,967,235
              (Cost $166,928,251) (e)

              OUTSTANDING LOAN - (34.1%) ................................................................   (47,500,000)

              NET OTHER ASSETS AND LIABILITIES - 6.9% ...................................................      9,655,122
                                                                                                           -------------

              NET ASSETS - 100.0% .......................................................................  $ 139,122,357
                                                                                                           =============

---------------------------------------

(a) All or a portion of each security is available to serve as collateral for the outstanding loan.

(b) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c) Senior Loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2013.

(d) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,911,654 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,872,670.

Page 10                   See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2013, is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         5/31/2013        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Common Stocks:
     Australia.................................        $  14,522,425   $          --   $  14,522,425   $          --
     Canada....................................           16,422,447      16,422,447              --              --
     France....................................           13,752,742              --      13,752,742              --
     Germany...................................            7,267,159              --       7,267,159              --
     Italy.....................................            3,819,463              --       3,819,463              --
     Japan.....................................            3,458,302              --       3,458,302              --
     Spain.....................................            3,035,918              --       3,035,918              --
     Switzerland...............................            2,950,139              --       2,950,139              --
     United Kingdom............................           31,604,611              --      31,604,611              --
     United States.............................           13,451,922      13,451,922              --              --
                                                       -------------   -------------   -------------   -------------
         Total Common Stocks...................          110,285,128      29,874,369      80,410,759              --
                                                       -------------   -------------   -------------   -------------
Master Limited Partnerships*...................           18,881,262      18,881,262              --              --
Senior Floating-Rate Loan Interests*...........           47,800,845              --      47,800,845              --
                                                       -------------   -------------   -------------   -------------
TOTAL INVESTMENTS..............................        $ 176,967,235   $  48,755,631   $ 128,211,604   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of May 31, 2013, the Fund transferred common stocks valued at $61,553,876 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at November 30, 2012, that are now being fair valued using a factor provided by a price service due to the change in value between the foreign markets' close and the New York Stock Exchange close on May 31, 2013, exceeding a certain threshold. See Note 2A - Portfolio Valuation in the Notes to Financial Statements.


                        See Notes to Financial Statements                Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2013 (UNAUDITED)

ASSETS:
Investments, at value
  (Cost $166,928,251) .........................................................................      $176,967,235
Cash...........................................................................................         5,964,247
Foreign currency (Cost $382,810) ..............................................................           380,839
Receivables:
    Investment securities sold.................................................................         8,585,953
    Dividends..................................................................................         2,761,850
    Interest...................................................................................           220,871
Prepaid expenses ..............................................................................            18,529
Other assets ..................................................................................               573
                                                                                                     ------------
    Total Assets...............................................................................       194,900,097
                                                                                                     ------------

LIABILITIES:
Outstanding loan ..............................................................................        47,500,000
Payables:
    Investment securities purchased............................................................         7,646,344
    Investment advisory fees (includes Sub-Advisory fees of $288,413)..........................           480,688
    Custodian fees.............................................................................            73,717
    Audit and tax fees.........................................................................            32,556
    Administrative fees........................................................................            18,556
    Printing fees..............................................................................             7,694
    Legal fees.................................................................................             5,521
    Transfer agent fees........................................................................             4,646
    Trustees' fees and expenses................................................................             4,288
    Interest and fees on loan..................................................................             2,959
    Financial reporting fees...................................................................               771
                                                                                                     ------------
      Total Liabilities........................................................................        55,777,740
                                                                                                     ------------
NET ASSETS                                                                                           $139,122,357
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................      $162,955,663
Par value .....................................................................................            85,333
Accumulated net investment income (loss) ......................................................         1,519,103
Accumulated net realized gain (loss) on investments ...........................................       (35,554,395)
Net unrealized appreciation (depreciation) on investments .....................................        10,116,653
                                                                                                     ------------
NET ASSETS ....................................................................................      $139,122,357
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................      $      16.30
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,533,285
                                                                                                     ============


Page 12                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $866,575).........................................      $  8,279,801
Interest.......................................................................................         1,036,771
Other..........................................................................................           127,727
                                                                                                     ------------
   Total investment income.....................................................................         9,444,299
                                                                                                     ------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $564,564)..............................           940,940
Interest and fees on outstanding loan..........................................................           272,365
Administrative fees............................................................................            95,538
Custodian fees.................................................................................            60,094
Printing fees..................................................................................            29,976
Audit and tax fees.............................................................................            27,355
Transfer agent fees............................................................................            15,253
Trustees' fees and expenses....................................................................            11,318
Legal fees.....................................................................................             6,228
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            11,278
                                                                                                     ------------
   Total expenses..............................................................................         1,474,970
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         7,969,329
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         3,436,291
   Foreign currency transactions...............................................................          (107,714)
                                                                                                     ------------
Net realized gain (loss).......................................................................         3,328,577
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        (1,991,357)
   Foreign currency translation................................................................            39,969
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        (1,951,388)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         1,377,189
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  9,346,518
                                                                                                     ============


                        See Notes to Financial Statements                Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                         ENDED           YEAR
                                                                                       5/31/2013         ENDED
                                                                                      (UNAUDITED)     11/30/2012
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  7,969,329    $  9,817,611
Net realized gain (loss)...........................................................     3,328,577      (1,184,140)
Net change in unrealized appreciation (depreciation)...............................    (1,951,388)     10,006,307
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations....................     9,346,518      18,639,778
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................    (5,973,300)    (11,212,484)
Net realized gain..................................................................            --              --
Return of capital..................................................................            --        (734,115)
                                                                                     ------------    ------------
Total distributions to shareholders................................................    (5,973,300)    (11,946,599)
                                                                                     ------------    ------------
Total increase (decrease) in net assets............................................     3,373,218       6,693,179

NET ASSETS:
Beginning of period................................................................   135,749,139     129,055,960
                                                                                     ------------    ------------
End of period......................................................................  $139,122,357    $135,749,139
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period..........................  $  1,519,103    $   (476,926)
                                                                                     ============    ============
COMMON SHARES:
Common Shares at end of period.....................................................     8,533,285       8,533,285
                                                                                     ============    ============


Page 14                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2013 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................   $    9,346,518
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments.....................................................     (238,390,318)
   Sales, maturities and paydowns of investments................................      238,724,415
   Return of capital received from investment in MLPs...........................          516,880
   Net amortization/accretion of premiums/discounts on investments..............          (27,838)
   Net realized gain/loss on investments........................................       (3,436,291)
   Net change in unrealized appreciation/depreciation on investments............        1,991,357

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable..............................................           18,425
   Increase in dividends receivable.............................................       (1,005,142)
   Increase in prepaid expenses.................................................          (11,635)
   Increase in other assets.....................................................             (573)
   Decrease in interest and fees on loan payable................................              (90)
   Increase in investment advisory fees payable.................................           20,565
   Decrease in audit and tax fees payable.......................................          (21,644)
   Decrease in legal fees payable...............................................             (369)
   Decrease in printing fees payable............................................          (10,686)
   Increase in administrative fees payable......................................            5,184
   Increase in custodian fees payable...........................................           60,095
   Decrease in transfer agent fees payable......................................           (1,237)
   Increase in Trustees' fees and expenses payable..............................              539
   Decrease in other liabilities................................................           (7,197)
                                                                                   --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $    7,770,958
                                                                                                     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to Common Shareholders from net investment income...............       (8,959,950)
                                                                                   --------------
CASH USED BY FINANCING ACTIVITIES...............................................                         (8,959,950)
                                                                                                     --------------
Decrease in cash and foreign currency (a).......................................                         (1,188,992)
Cash and foreign currency at beginning of period................................                          7,534,078
                                                                                                     --------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                     $    6,345,086
                                                                                                     ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $      272,455
                                                                                                     ==============


---------------------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $39,969.


                        See Notes to Financial Statements                Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          SIX MONTHS
                                             ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                           5/31/2013       ENDED         ENDED         ENDED         ENDED         ENDED
                                          (UNAUDITED)    11/30/2012    11/30/2011    11/30/2010    11/30/2009    11/30/2008
                                          -----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ....  $  15.91       $  15.12      $  15.29      $  14.36      $  11.43      $  25.03
                                           --------       --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS: ......
Net investment income (loss) ............      0.93           1.15          1.43 (a)      0.55          0.46          1.33
Net realized and unrealized gain (loss)..      0.16           1.04         (0.27)         1.06          3.07        (13.23)
                                           --------       --------      --------      --------      --------      --------
Total from investment operations ........      1.09           2.19          1.16          1.61          3.53        (11.90)
                                           --------       --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...................     (0.70)         (1.31)        (1.40)        (0.68)        (0.11)        (0.93)
Net realized gain .......................        --             --            --            --            --         (0.73)
Return of capital .......................        --          (0.09)           --            --         (0.49)        (0.04)
                                           --------       --------      --------      --------      --------      --------
Total distributions .....................     (0.70)         (1.40)        (1.40)        (0.68)        (0.60)        (1.70)
                                           --------       --------      --------      --------      --------      --------
Capital share repurchases ...............        --             --          0.07            --            --            --
                                           --------       --------      --------      --------      --------      --------
Net asset value, end of period ..........  $  16.30       $  15.91      $  15.12      $  15.29      $  14.36      $  11.43
                                           ========       ========      ========      ========      ========      ========
Market value, end of period .............  $  15.75       $  14.84      $  14.07      $  13.82      $  11.73      $   8.60
                                           ========       ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (b) (c) ........................      7.00%         15.35%         8.49%        12.31%        33.75%       (48.98)%
                                           ========       ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (b) ..     10.84%         15.62%        11.70%        24.27%        45.08%       (59.56)%
                                           ========       ========      ========      ========      ========      ========

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $139,122       $135,749      $129,056      $138,786      $130,335      $103,780
Ratio of total expenses to average net
   assets                                      2.09% (d)      2.24%         2.24%         2.36%         2.86%         3.72%
Ratio of total expenses to average net
   assets excluding interest expense           1.71% (d)      1.78%         1.81%         1.77%         1.92%         1.80%
Ratio of net investment income (loss) to
   average net assets                         11.32% (d)      7.35%         8.92%         3.68%         3.76%         6.44%
Portfolio turnover rate                         136%           144%           91%           87%           80%           23%
INDEBTEDNESS:
Total loan outstanding (in 000's)          $ 47,500       $ 47,500      $ 47,500      $ 44,500      $ 35,900      $ 38,900
Asset coverage per $1,000 of
   indebtedness (e)                        $  3,929       $  3,858      $  3,717      $  4,119      $  4,630      $  3,668

--------------------

(a)   Per share amounts have been calculated using the average share method.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)


                                1. ORGANIZATION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of common stocks and other equity securities will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   issuer's competitive position within the industry;

      13) issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

-------------------

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)


      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

For the six months ended May 31, 2013, distributions of $516,880 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At May 31, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of May 31, 2013.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2012, was as follows:


Distributions paid from:

Ordinary income...................................  $  11,212,484
Long-term capital gain............................             --
Return of capital.................................        734,115

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)

As of November 30, 2012, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income.....................  $          --
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (36,082,216)
Net unrealized appreciation (depreciation)........     11,777,009
                                                    -------------
Total accumulated earnings (losses)...............    (24,305,207)
Other ............................................     (2,986,650)
Paid-in capital...................................    163,040,996
                                                    -------------
Net assets........................................  $ 135,749,139
                                                    =============


F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2012, the Fund had pre-enactment net capital losses for federal income tax purposes of $35,890,793 expiring as follows:

         EXPIRATION DATE              AMOUNT
         December 31, 2017      $ 34,520,118
         Non-expiring              1,370,675

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2012, the Fund intends to elect to defer net realized capital losses of $191,423 incurred between November 1, 2012, and November 30, 2012.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of May 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)

Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

For the six months ended May 31, 2013, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $47,476.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended May 31, 2013, were $243,271,972 and $244,590,680, respectively.

                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed, line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except under 180 calendar days' prior notice. The interest rate under the BNP Paribas Facility is equal to 3-month LIBOR plus 80 basis points. In addition, the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the six months ended May 31, 2013, the daily average amount outstanding under the BNP Paribas Facility was $47,500,000. The high and low annual interest rates during the six months ended May 31, 2013, were 1.11% and 1.07%, respectively, and the weighted average interest rate was 1.09%. The interest rate at May 31, 2013, was 1.08%.


                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         7. INDUSTRY CONCENTRATION RISK

The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)


                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

CHANGE IN CERTAIN INVESTMENT STRATEGIES

On April 30, 2013, the Fund's Board of Trustees approved changes to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, on or about October 14, 2013, the following Fund investment strategies will become effective:

      o The Fund may invest up to 15% of its Total Assets (as defined in the Fund's Prospectus) in infrastructure securities in countries which are not members of the Organization for Economic Cooperation and Development (OECD);

      o Under normal market conditions, the Fund will seek to invest a minimum of 40% (previously 50%) of the Fund's Total Assets in the securities and instruments of non-U.S. Infrastructure Issuers (as defined in the Fund's Prospectus) located in Australia, New Zealand, Canada, the United Kingdom and other European Union member countries as of the date of the Prospectus, Switzerland, Japan, Hong Kong and Singapore;

      o Across both the Fund's Core Component and Senior Loan Component (both as defined in the Fund's Prospectus), no more than 60% (previously no more than 50%) of the Fund's Total Assets may be invested in securities and instruments of U.S. infrastructure issuers at any one time;

      o Within the Core Component, no more than 45% (previously 30%) of the Core Infrastructure Securities (defined as equity securities and securities and instruments with equity characteristics, and other securities and instruments issued by Infrastructure Issuers) may, at any time, consist of securities and instruments of U.S. Infrastructure Issuers; and

      o The Fund will no longer seek to deliver at least 50% of its income attributable to the Core Infrastructure Securities (as defined in the Fund's Prospectus) as tax-advantaged dividends under the United States Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 7,106,916, the number of votes against was 199,514 and the number of abstentions was 1,226,855. The number of votes cast in favor of Mr. Nielson was 7,104,015, the number of votes against was 202,415, and the number of abstentions was 1,226,855. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                            MAY 31, 2013 (UNAUDITED)

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

NON-DIVERSIFICATION RISK: The Fund is non-diversified under the 1940 Act, but is still limited as to the percentage of its assets which may be invested in the securities of any issuer by the diversification requirements imposed by the Code. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

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


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


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




FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2.  CODE OF ETHICS.

Not applicable


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable


ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable

(b)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Jonathon Ong has replaced Mr. Andrew Maple-Brown as the Co-Portfolio Manager with Mr. Anthony Felton of MFD's Core Component as of November 2012. Mr. Anthony Felton became Co-Portfolio Manager as of June 2012. They are supported by Macquarie Funds Group's Infrastructure Securities team, which is one of the largest and most experienced investment teams specializing in the listed infrastructure sector.

                                                       Length of
     Name                       Title                   Service                      Business Experience Past 5 Years
     ----                       -----                   -------                      --------------------------------
Anthony Felton        Fund Co-Portfolio Manager        14 years          Mr. Felton joined Macquarie Group in February 2004 and
                      as of June 29, 2012.                               the MFG Infrastructure Securities team in June 2004.
                                                                         He was responsible for the analysis of European stocks
                                                                         before becoming a Portfolio Manager. Mr. Felton has
                                                                         significant experience in the analysis of both regulated
                                                                         infrastructure companies, such as water and
                                                                         electricity/gas transmission/distribution and utilities
                                                                         as well as user demand infrastructure companies such as
                                                                         airports, toll roads and seaports. Prior to joining
                                                                         Macquarie, Mr. Felton had broad based financial market
                                                                         experience with Westpac Banking Corporation in Sydney,
                                                                         and West LB and JP Morgan in London between 1999 and
                                                                         2003. Mr. Felton holds a Bachelor of Commerce -
                                                                         University of NSW, and is a CFA charter holder.

Jonathon Ong          Fund Co-Portfolio Manager        20 years          Mr. Ong joined the MFG Infrastructure Securities team
                      as of November 9, 2012.                            in Sydney as a Portfolio Manager in January 2008. He
                                                                         has been a member of the team's Investment Committee
                                                                         since then. He has 17 years of investment experience
                                                                         including 11 years as a Portfolio Manager. Prior to
                                                                         joining Macquarie, Mr. Ong held analyst and PM roles at
                                                                         Credit Suisse Asset Management, where he worked for 8
                                                                         years in Sydney and Tokyo. His portfolio management and
                                                                         analytical responsibilities were primarily focused on
                                                                         infrastructure and related stocks. Prior to CSAM, he
                                                                         spent 3 years as an Asia-Pacific telecom analyst for
                                                                         Bankers Trust, having started his career as a sell-side
                                                                         analyst in Hong Kong for Kim Eng Securities. Mr Ong
                                                                         earned a Bachelor of Science degree from the University
                                                                         of Melbourne and a Bachelor of Business (Banking and
                                                                         Finance) from Monash University. Mr Ong is a CFA charter
                                                                         holder.

* MFG Infrastructure Securities is the marketing name of a separate asset management business unit that is part of Macquarie Funds Group ("MFG") and is within Macquarie Group Limited. MFG Infrastructure Securities includes Macquarie Capital Investment Management (Australia) Limited ("MCIMAL") and Macquarie Capital Investment Management LLC ("MCIML").


   (2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF MAY 31, 2013

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                                                                                                           Total Assets in
                                                          Total                        No. of Accounts      Accounts where
         Name of Portfolio                               No. of                       where Advisory Fee   Advisory Fee is
            Manager or                                  Accounts                         is Based on          Based on
            Team Member          Type of Accounts       Managed*     Total Assets        Performance         Performance
       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
        Anthony Felton        Registered Investment         0              0                  0                   $0
                              Companies:
       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                              Other Pooled Investment       2          $144.0 M               0                   $0
                              Vehicles:
       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                              Other Accounts:               0              0                  0                   $0
       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
       Jonathon Ong           Registered Investment         1          $422.0 M               0                   $0
                              Companies:
       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                              Other Pooled Investment       4          $552.0 M               0                   $0
                              Vehicles:
       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                              Other Accounts:               4           $449.0                0                   $0
       ---------------------- ------------------------ ------------ ---------------- --------------------- -----------------

                                                   * Core Component MFD:        $129.7 M
                                                     Senior Loan Component MFD: $ 47.8 M

POTENTIAL CONFLICTS OF INTERESTS

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and monthly review by the Chief Compliance Officer of MCIM (or designee) is required.

   (3)  COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
        MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2013

Compensation consists of three components: (1) fixed remuneration in the form of a base salary, (ii) variable (at risk) performance pay in the form of an annual profit share allocation and (iii) a long term incentive in the form of stock (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1st of that year.

Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan ("MEREP") to further align employee and shareholder interests as well as enhance Macquarie Group's ability to attract and retain high caliber talent.

Compensation consists of a base salary amount plus discretionary profit share. The base salary is fixed a year in advance, while the discretionary profit share varies according to the performance of the individual, the division and Macquarie Group. Discretionary profit share is allocated annually. Compensation is not directly based on the pre- or post-tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation. Compensation is not directly based on the value of assets held in the Fund's portfolio. However the value of assets may be one factor taken into account in determining compensation.

If the Portfolio Manager's or the Management Team's bonus is over a certain amount, a portion of that bonus may be deferred and may be paid out in the future in up to four equal installments.

   (4)  DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF MAY 31, 2013

----------------------------------- --------------------------------
               Name                  Dollar ($) Range of Fund Shares
                                          Beneficially Owned
----------------------------------- --------------------------------
          Anthony Felton                          $0
----------------------------------- --------------------------------
           Jonathon Ong                           $0
----------------------------------- --------------------------------


FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a) Not applicable

(b) Kevin P. Loome, Co-Portfolio Manager of the Fund, left Four Corners Capital Management, LLC in January 2013. Adam H. Brown continues as the Portfolio Manager of the Fund.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        Macquarie/First Trust Global Infrastructure/Utilities
                                   Dividend & Income Fund
             -------------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  July 23, 2013
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  July 23, 2013
     -------------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James  M.  Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  July 23, 2013
     -------------------------

* Print the name and title of each signing officer under his or her signature.